UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant   |X|
    Filed by a Party other than the Registrant   |_|

    Check the appropriate box:

    |_|   Preliminary Proxy Statement
    |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    |_|   Definitive Proxy Statement
    |X|   Definitive Additional Materials
    |_|   Soliciting Material Pursuant to ss.240.14a-12

                          FIRST MONTAUK FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
      5) Total fee paid:

--------------------------------------------------------------------------------
       |_|   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3) Filing Party:

--------------------------------------------------------------------------------
         4) Date Filed:

SEC 1913 Persons who are to respond to the collection of information contained in this form are not (02-02) required to respond unless the form displays a currently valid OMB control number.

                         FIRST MONTAUK FINANCIAL CORP.
                           Parkway 109 Office Center
              328 Newman Springs Road, Red Bank, New Jersey 07701
                              -------------------

                                   NOTICE OF

                    ADJOURNED ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

                             WE STILL NEED YOUR VOTE

         On Thursday, July 12, 2007, at the 2007 annual meeting of shareholders of First Montauk Financial Corp. ("First Montauk"), the meeting was called to order and then immediately adjourned due to the failure to obtain a quorum. A quorum is present when a majority of all shares outstanding and entitled to vote are present in person or by proxy. The 2007 annual meeting was adjourned to August 9, 2007. The meeting will take place at First Montauk's offices located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701 at 10:00 a.m.

         First Montauk did not hold its 2006 annual meeting in calendar year 2006 (which had been originally scheduled for June 2006) because of the proposed merger of First Montauk with a private investor. On May 5, 2006, First Montauk entered into a definitive merger agreement to be acquired by an affiliate of such private investor. As further described on pages 6 and 7 in the proxy statement, dated June 20, 2007, previously mailed and distributed to shareholders, the proposed merger agreement was terminated on December 29, 2006. As a result of no annual meeting being held in 2006, the Class II directors who would have been up for re-election in 2006 remained in office in accordance with First Montauk's By-Laws. At the 2007 annual meeting, shareholders are being asked to elect the two proposed nominees as Class II Directors to two-year terms expiring in 2009 and the two proposed nominees as Class III Directors (who would normally be elected at the 2007 annual meeting) to three-year terms expiring in 2010. Information about the proposed nominees is more fully described in the previously mailed proxy statement, dated June 20, 2007.

         Shares are counted as present at the 2007 annual meeting if you are present and vote in person at the meeting, or if you have properly submitted a proxy card. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker does not receive voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares. As of July 12, 2007, shareholders holding 5,798,205 shares have submitted their shares by proxy to be counted toward the presence of a quorum. 6,627,125 shares are necessary for a quorum to be present.

           YOUR VOTE IS IMPORTANT regardless of the number of shares you own. All shareholders of First Montauk are being provided with a proxy card in the enclosed postage paid envelope. Please note that if you have previously signed and returned a proxy, you do not have to execute and return another proxy. Your prior proxy will be counted at the adjourned annual meeting on August 9, 2007. On behalf of the Board of Directors, I urge you, if you have not already done so, to please take a moment now to submit your shares to be counted toward the quorum of the 2007 annual meeting and vote your shares FOR the nominees for Class II Directors and Class III Directors by signing, dating and mailing the enclosed proxy card.

         Thank you for your support and assistance.

                                      Sincerely,

                                      /s/ Jeffrey J. Fahs
                                      Jeffrey J. Fahs
                                      Executive Vice President,
                                      General Counsel and
                                      Corporate Secretary


July 12, 2007


        PLEASE VOTE NOW BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD

                          FIRST MONTAUK FINANCIAL CORP.

          Adjourned Annual Meeting of Shareholders - To August 9, 2007

                   THIS PROXY IS BEING SOLICITED BY THE BOARD
                 OF DIRECTORS OF FIRST MONTAUK FINANCIAL CORP.


The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and the subsequent letter with respect to the 2007 Annual Meeting and its adjournment to Thursday, August 9, 2007 and appoints Victor K. Kurylak, as proxy, with full power of substitution, to vote all common shares of FIRST MONTAUK FINANCIAL CORP., owned by the undersigned at the adjournment of the 2007 Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. to be held on Thursday, August 9, 2007 and at any adjournments thereof, hereby revoking any proxy heretofore given with the same effect as if the undersigned were present and voting such shares. The undersigned instructs such proxies to vote as follows and to vote upon any other business as may properly come before the meeting or any adjournment thereof:

I.       Election of Class II Directors:

             FOR nominees listed              WITHHOLD AUTHORITY
             below (except as marked          to vote for the nominees
             to the contrary below)   |_|     listed below               |_|

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

     Nominee for Class II Directors to Serve until the 2009 Annual Meeting:

               Victor K. Kurylak                Barry D. Shapiro

II.      Election of Class III Directors:

             FOR nominees listed              WITHHOLD AUTHORITY
             below (except as marked          to vote for the nominees
             to the contrary below)   |_|     listed below               |_|

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

     Nominee for Class III Directors to Serve until the 2010 Annual Meeting:

               Ward R. Jones, Jr.               David I. Portman

         The proxy or his substitute, who shall be present and acting, shall have and may exercise all the powers hereby granted.

         The shares represented by this proxy will be voted (i) FOR the election of all nominees for Class II directors, and (ii) FOR the election of all nominees for Class III directors, unless contrary instructions are given. Said proxy will use his discretion with respect to any other matters which properly come before the meeting or any adjournment or postponement thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

         Please note that if you have previously signed and returned a proxy, you do not have to execute and return another proxy. Your prior proxy will be counted at the adjourned annual meeting on August 9, 2007.



                                     Dated:_______________________________, 2007


                                     -------------------------------------------


                                     -------------------------------------------

                                     (Please date and sign exactly as name
                                     appears at left. For joint accounts, each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)

                                     If a corporation, please sign in full
                                     corporate name by President or other
                                     authorized officer.  If a partnership,
                                     please sign in partnership name by
                                     authorized person.  If a limited
                                     liability company, please sign in name of limited liability company by manager or authorized member.